UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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LeMaitre Vascular, Inc.

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LeMaitre Vascular, Inc.

63 Second Avenue

Burlington, Massachusetts 01803

________________________

April 14, 2026

Dear Fellow Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of LeMaitre Vascular, Inc., which will be held at 10:00 a.m. EDT on Tuesday, June 2, 2026, at our offices at 32 Third Avenue, Burlington, Massachusetts 01803.

Pursuant to U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the internet, we are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials and our 2025 Annual Report on Form 10-K. The Notice contains details on how to access, or alternatively request paper copies of, those documents and how to cast your vote by proxy. All stockholders who do not receive a Notice will receive paper copies of the proxy materials and our Annual Report by mail. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing these documents.

Your vote is important. In order to ensure your representation at the Annual Meeting, whether or not you plan to attend, please vote your shares by proxy as promptly as possible. Please review the details on the Notice or the proxy card regarding your voting options.

Thank you for being a LeMaitre stockholder. We look forward to your participation at our Annual Meeting.

George W. LeMaitre

Chairman and Chief Executive Officer

LeMaitre Vascular, Inc.

63 Second Avenue

Burlington, Massachusetts 01803

________________________

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

________________________

TIME AND DATE	10:00 a.m. EDT on Tuesday, June 2, 2026

PLACE	LeMaitre Vascular, Inc. 32 Third Avenue Burlington, Massachusetts 01803

PURPOSE
(1)
To elect two Class II directors nominated by our Board of Directors for three-year terms.
(2)
To approve, by a non-binding, advisory vote, the 2025 compensation paid to our named executive officers.
(3)
To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
(4)
To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Our Board of Directors unanimously recommends that stockholders vote “FOR” all nominees in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3.

RECORD DATE	April 6, 2026

ADMISSION

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. In order to be admitted, you will be asked to present valid picture identification, such as a driver’s license or passport. If your shares are held in “street name,” that is, held for your account by a bank, broker, or other nominee, the bank, broker, or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting, and you are considered to be the “beneficial owner.” If your shares are held in street name, your name will not appear on our list of stockholders, and in order to be admitted to the Annual Meeting, in addition to a picture identification, you must bring with you a letter or account statement showing that you were the beneficial owner of the shares on the Record Date.

PROXY VOTING

If you are a stockholder of record, you may vote by proxy via the internet, by telephone, or, if you requested printed proxy materials, by returning the proxy card by mail. Submitting your vote by proxy in advance will not affect your right to vote in person if you decide to attend the Annual Meeting and wish to vote then. If your shares are held in “street name,” you will receive instructions from the bank, broker, or other nominee that you must follow for your shares to be voted.

STOCKHOLDER LIST

A complete list of stockholders as of the Record Date will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting by sending an email to ir@lemaitre.com stating the purpose of the request, and providing proof of share ownership.

By Order of the Board of Directors,

George W. LeMaitre

Chairman and Chief Executive Officer

Burlington, Massachusetts

April 14, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on Tuesday, June 2, 2026, for LeMaitre Vascular, Inc.

The Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025, and proxy voting instructions are available for viewing, printing, and downloading at investorvote.com/LMAT.

PROXY STATEMENT

________________________

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD 10:00 A.M. EDT ON TUESDAY, JUNE 2, 2026

________________________

GENERAL INFORMATION

Why am I being given access to or receiving these proxy materials?

You have been given access to or received these proxy materials because the Board of Directors (the “Board” or “Board of Directors”) of LeMaitre Vascular, Inc. (“we,” “us,” “our,” “LeMaitre,” or the “Company”) is soliciting your proxy to vote your shares at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”). This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of printed proxy materials?

We are taking advantage of SEC rules that allow companies to furnish their proxy materials to stockholders over the internet. We are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of paper copies of our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”). We plan to send the Notice on or about April 17, 2026. The Notice contains instructions on how to access, or alternatively request paper copies of, those documents and how to cast your vote by proxy. This Proxy Statement and our Annual Report are available for viewing, printing and downloading on the internet at investorvote.com/LMAT. All stockholders who do not receive a Notice will receive paper copies of the proxy materials and the Annual Report by mail. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing these documents.

What is the “Record Date” for the Annual Meeting? Who is entitled to attend and vote at the Annual Meeting?

The Record Date is April 6, 2026. You are only entitled to vote at the Annual Meeting if (i) you were a stockholder of record at the close of business on the Record Date, or (ii) you were a beneficial owner of shares as of the Record Date and hold a valid proxy for the Annual Meeting from the bank, broker, or other nominee holding your account. At the close of business on the Record Date, there were 22,847,798 shares of our common stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote.

Stockholders of Record: Shares Registered in Your Name

If, as of the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Investor Services, then you are a “stockholder of record.” As a stockholder of record, you may vote by proxy in advance of, or in person at, the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Bank, Broker, or Other Nominee

If, as of the Record Date, your shares were held in “street name,” that is, held for your account by a bank, broker, or other nominee, the bank, broker, or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting, and you are considered to be the “beneficial owner.” As the beneficial owner, you have the right to direct the stockholder of record regarding how to vote the shares in your account. You will receive instructions from the bank, broker, or other nominee that you must follow for your shares to be voted. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from the bank, broker, or other nominee holding your account.

What do I need to be admitted to the Annual Meeting?

If you are a stockholder of record, you will be asked to present valid picture identification, such as a driver’s license or passport, in order to be admitted to the Annual Meeting. If you are a beneficial owner and not the stockholder of record, your name will not appear on our list of stockholders, so in addition to picture identification, you must bring with you a letter or account statement showing that you were the beneficial owner of the shares on the Record Date.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting in person or represented by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank, broker, or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

What proposals am I being asked to consider and vote on at the Annual Meeting? What are the voting requirements for each proposal? How is the Board of Directors recommending that I vote?

No.	Proposal	Voting Requirement	Board Recommendation
1	To elect two Class II directors nominated by the Board of Directors for three-year terms.

The nominees receiving the highest number of votes properly cast FOR election, or a “plurality” of the votes properly cast, will be elected to our Board, subject to the Director Resignation Policy described below under “Corporate Governance – Director Resignation Policy.” Only votes FOR or WITHHELD will affect the outcome.

FOR
2	To approve, by a non-binding, advisory vote, the 2025 compensation paid to the Company’s Named Executive Officers.	An affirmative vote of a majority of the votes properly cast for and against is required to approve the 2025 compensation paid to our Named Executive Officers.	FOR
3	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

An affirmative vote of a majority of the votes properly cast for and against is required to ratify the appointment of Grant Thorton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

FOR

With respect to Proposal 1, Bridget Ross, a current Class II director, notified the Board of her intent not to stand for re-election as a member of the Board at the Annual Meeting. In order to rebalance the Board classes upon the expiration of Ms. Ross’s term, the Board nominated David B. Roberts to stand for election as a Class II director at the Annual Meeting. In connection with such nomination, Mr. Roberts notified the Board of his intent to resign as a Class I director at the conclusion of the Annual Meeting, contingent upon his election as a Class II director at such meeting. Assuming Mr. Roberts’s election as a Class II director, at the conclusion of the Annual Meeting the Board will consist of seven members, designated as two Class I directors, two Class II directors, and three Class III directors.

What is meant by an “advisory vote”?

Proposal 2 is an advisory vote. The voting results on this proposal will not be binding on our Company, our Board of Directors, or any Board committee. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders, and our Board will consider the outcome of this advisory vote when making future decisions regarding the compensation of our Named Executive Officers.

Will there be any other items of business on the agenda?

Aside from the proposals described above, our Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by our Board of Directors will be voted with respect to those other matters in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

How do I vote?

Stockholders of Record: Shares Registered in Your Name

As a stockholder of record, you can vote by proxy in advance of the Annual Meeting via the internet, by telephone, or if you requested printed proxy materials, by returning the proxy card by mail. Please refer to the Notice or proxy card for details. Although we encourage you to submit your vote by proxy prior to the Annual Meeting to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person. Submitting your vote by proxy in advance via the internet, by telephone, or by mail will not affect your right to vote in person if you decide to attend the Annual Meeting and wish to vote then.

Beneficial Owners: Shares Registered in the Name of a Bank, Broker, or Other Nominee

As a beneficial owner, you have the right to direct the bank, broker, or other nominee holding your account with respect to how to vote the shares in your account. You will receive instructions from the bank, broker, or other nominee that you must follow for your shares to be voted. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from the bank, broker, or other nominee holding your account.

What is the deadline for voting by internet or telephone?

The deadline for voting via the internet or by telephone is 11:59 p.m. ET on June 1, 2026.

How are proxy votes handled?

If you vote by proxy, the persons named as proxies will follow your voting instructions. If you vote by proxy but do not direct how your shares should be voted on each proposal, the persons named as proxies will vote your shares as recommended by our Board of Directors. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.

What are “broker non-votes”?

Broker non-votes occur when the beneficial owner of shares held in “street name” does not give instructions to the bank, broker, or other nominee holding the shares as to how to vote on matters deemed “non-routine.” If the beneficial owner does not provide voting instructions, the bank, broker, or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. “Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), and executive compensation, including advisory votes on executive compensation and on the frequency of holding advisory votes on executive compensation. Only Proposal 3, the ratification of the appointment of Grant Thorton, is considered a routine matter where brokers are permitted to vote shares held by them in the absence of instructions from the beneficial owner.

What effect do abstentions and broker non-votes have?

Votes withheld from any director nominee, abstentions, and broker non-votes are counted as present for purposes of determining the presence of a quorum. Shares voting “withheld” have no effect on the election of directors. Abstentions will not be counted as shares voting on any of the other proposals.

What can I do if I change my mind after I vote my shares by proxy?

Stockholders of record may revoke their proxies (i) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy), (ii) by filing an instrument in writing revoking their proxy, (iii) by voting again via the internet or by telephone, or (iv) by filing another duly executed proxy card bearing a later date with us before the vote is counted. Your latest internet, telephone, or mail proxy submitted prior to the Annual Meeting is the one that will be counted, subject to the deadline to vote via the internet or by telephone. Any written notice of revocation or subsequent proxy should be sent to LeMaitre Vascular, Inc., 63 Second Avenue, Burlington, Massachusetts 01803, Attention: Investor Relations, at or before the taking of the final vote at the Annual Meeting.

Beneficial owners may revoke any prior voting instructions by contacting the bank, broker, or other nominee holding their account.

How do I access the list of registered stockholders entitled to vote at the Annual Meeting?

A list of registered stockholders as of the close of business on the Record Date will be available for examination by any stockholder for any purpose germane to the Annual Meeting during normal business hours at LeMaitre Vascular, Inc., 32 Third Avenue, Burlington, Massachusetts 01803 for a period of at least 10 days prior to the Annual Meeting. During the whole time of the Annual Meeting, this list will be available for examination by the stockholders. Stockholders may obtain the list of registered stockholders by sending an email to ir@lemaitre.com, stating the purpose of the request, and providing proof of ownership of LeMaitre stock.

What is “householding”?

Some banks, brokers, and other nominee record holders may engage in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Proxy Statement and Annual Report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of any of these documents to you if you write to us at LeMaitre Vascular, Inc., 63 Second Avenue, Burlington, Massachusetts 01803, Attention: Investor Relations, call us at 781-362-1260 x419, or send an email to ir@lemaitre.com. If you want to receive separate copies of the Proxy Statement or Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

Who is paying for this proxy solicitation?

We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies. Our directors, officers, and employees may also solicit proxies on our behalf in person or by telephone, videoconference, email, or facsimile, but they do not receive additional compensation for providing those services. We may also utilize the assistance of third parties in connection with our proxy solicitation efforts, and we would compensate such third parties for their efforts.

Who tabulates the votes?

An automated system administered by our transfer agent, Computershare Investor Services, tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which will be filed by us with the SEC within four business days following the Annual Meeting.

DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies the director nominees to be elected at the Annual Meeting, our incumbent directors whose terms do not expire this year, and our executive officers, including the positions with us held by each such person currently and the age of each such person as of April 1, 2026.

Name	Age	Position
George W. LeMaitre(1)	61	Chairman of the Board and Chief Executive Officer
David B. Roberts(1)(2)	61	President and Director
Dorian LeBlanc(1)	51	Chief Financial Officer
Trent G. Kamke(1)	55	Senior Vice President, Operations
Lawrence J. Jasinski	68	Director
John J. O’Connor	78	Director
Joseph P. Pellegrino, Jr.	61	Director
John A. Roush(2)	61	Director
Martha Shadan	70	Director

(1)
Executive officer
(2)
Director nominee

Director Nominees

David B. Roberts has served as our President since 2007 and as a member of our Board of Directors since 2001. Mr. Roberts joined us in 1997 as Vice President of Business Development and was promoted to Chief Financial Officer in 2000, which position he held until 2007. Mr. Roberts received a Bachelor of Arts in Business Economics and History from Brown University and a Master of Business Administration from the Stanford University Graduate School of Business. Mr. Roberts is a director of Anteris Technologies (Nasdaq: AVR) where he serves as chair of the audit committee. He is also a director of Lexington Medical, Inc. and of Parasole Restaurant Holdings, Inc. The Board has concluded that Mr. Roberts should serve on our Board due to his extensive knowledge of our business, his responsibility within the organization for strategic transactions, and his thorough understanding of the industry in which we operate and the opportunities and challenges that we face.

John A. Roush has served as a member of our Board of Directors since 2014. Mr. Roush serves as chief executive officer and a member of the board of directors of Pine Environmental LLC, a privately held company, which provides equipment and services to the environmental testing industry. He also serves as a board director and member of the compensation committee and nominating & corporate governance committee for Advanced Energy Industries, Inc. (Nasdaq: AEIS). Mr. Roush also serves as a board director for Targan, a privately held company that is developing vaccine delivery technology for animal health markets. From 2018 to 2024, Mr. Roush served as an executive director of ACON Investments, LLC. In this capacity, he assisted that firm in making private equity investments, and he served on the boards of directors of several ACON-controlled companies. Prior to his involvement with ACON Investments, Mr. Roush served as chief executive officer and a member of the board of directors of Novanta Inc., a global supplier of precision photonic components and subsystems to original equipment manufacturers (OEMs) in the medical, industrial, scientific, and microelectronics markets, from 2010 to 2016. Prior to joining Novanta Inc., he was a corporate officer and served in several senior leadership positions for twelve years with PerkinElmer, Inc., a provider of technology and services to the diagnostics, research, environmental, safety and security, industrial, and laboratory services markets. Prior to joining PerkinElmer, Mr. Roush held management positions with Outboard Marine Corporation; AlliedSignal, Inc., now Honeywell International; McKinsey & Company Inc.; and General Electric. Mr. Roush received a Bachelor of Science in Electrical Engineering from Tufts University and a Master of Business Administration from the Harvard Business School. The Board has concluded that Mr. Roush should serve on our Board due to his experience at an executive level and his more than 20 years of experience supplying products in the medical device and life sciences industries.

Continuing Directors

Class III Directors (Current terms expire at our 2027 annual meeting)

Lawrence J. Jasinski has served as a member of our Board of Directors since 2003. Mr. Jasinski is the chief executive officer, and a director, of MedRhythms Inc., a private company focused on rhythmic auditory stimulation of the brain. Previously, Mr. Jasinski served as the chief executive officer, and a director, of Lifeward Inc. (formerly ReWalk Robotics Ltd.) (Nasdaq: LFWD), a medical device company that designs and develops powered solutions providing gait training and mobility for lower limb disabilities, from 2012 to 2025. From 2005 until 2012, he was president and chief executive officer of Soteira, Inc., which offered products that treated individuals with vertebral compression fractures. From 2000 to 2005, he was president and chief executive officer of Cortek,

Inc., which developed next-generation treatments for degenerative disc disease. From 1985 to 2000, Mr. Jasinski worked at Boston Scientific Corporation and served as its vice president of global marketing for its vascular division from 1998 to 2000. Mr. Jasinski received a Bachelor of Science in Marketing from Providence College and a Master of Business Administration from the University of Bridgeport. Mr. Jasinski is also a member of the board of directors for Massachusetts Bay Lines, which offers commuter services and other commercial vessel services in the Boston Harbor and Islands. The Board has concluded that Mr. Jasinski should serve on our Board due to his experience serving in a variety of executive level positions, coupled with his more than 30 years of experience in the medical device industry, which provides the Board with an understanding of the current trends as well as deeper contacts in the industry. Mr. Jasinski also provides the Board with operational experience, including building and organizing an effective sales force, seeking and obtaining regulatory approvals and reimbursement for medical devices, and managing significant manufacturing operations.

John J. O’Connor has served as a member of our Board of Directors since 2008. Prior to his retirement in December 2006, Mr. O’Connor was a partner at PricewaterhouseCoopers LLP, an independent public accounting firm, from 1982 to December 2006, most recently serving as vice chairman of services from June 2002 to November 2006. Mr. O’Connor served as the leader of the U.S. audit practice at PricewaterhouseCoopers from September 2000 to June 2002, and served as the Managing Partner of the firm’s Boston office from 1995 to September 2000. He is a director of mTuitive, Inc., a developer of clinical data capture and synoptic reporting software for use by healthcare professionals; Health Data Analytics, Inc., a healthcare analytics company; Corvent Medical, Inc., a medical device company; and Almond Fintech, a digital payments company. He previously served on the board of Aspect Medical Systems and Abt Associates. Mr. O’Connor is a graduate of Suffolk University and has attended the Harvard Business School’s Leadership in Professional Service Firms program and the executive Master of Business Administration program at the Amos Tuck School at Dartmouth College. The Board has concluded that Mr. O’Connor should serve on our Board due to his extensive capabilities in public financial accounting, his financial expertise, his experience and knowledge of operational management and strategic planning, and his insight into the operational challenges of a public company finance department. In addition, this experience qualifies Mr. O’Connor as an “audit committee financial expert.”

Joseph P. Pellegrino, Jr. served as our Chief Financial Officer from July 2007 to March 2025 and has served as a member of our Board of Directors since October 2016. Mr. Pellegrino joined us as our Executive Vice President, Finance, in 2005. From 1997 to 2003, Mr. Pellegrino worked at Zoots, Inc., a consumer services company founded by the founders of Staples, Inc., where most recently he served as senior vice president of operations. Previously, Mr. Pellegrino built and sold a regional mall-based specialty retailing company. Mr. Pellegrino has also served as an investment banking analyst at Lehman Brothers as part of their mergers and acquisitions group. Mr. Pellegrino became a director of Precision Optics Corporation, Inc., a designer and manufacturer of advanced optical instruments for the medical, defense, and aerospace industries, in 2025 and chairs their audit committee. Mr. Pellegrino received a Bachelor of Arts in Economics from Harvard College and a Master of Business Administration from the Harvard Business School. The Board has concluded that Mr. Pellegrino should serve on our Board due to his extensive knowledge of our business, his prior responsibility within the organization for our finances, and his operational and financial experience gained with prior employers.

Class I Directors (Current terms expire at our 2028 annual meeting)

George W. LeMaitre has served as our Chief Executive Officer and as a member of our Board of Directors since 1992, serving as our Chairman since 2004. Previously, Mr. LeMaitre was an investment banking analyst at Lehman Brothers, an associate at the leveraged buyout firm McCown De Leeuw, and a credit analyst for Connecticut National Bank. Mr. LeMaitre received a Bachelor of Arts in History from Stanford University and a Master of Business Administration from the Stanford University Graduate School of Business. The Board has concluded that Mr. LeMaitre should serve on our Board due to his extensive knowledge of our business, his role since 1992 as our principal executive officer, his corporate vision and operational knowledge, and his strategic guidance to the Board.

Martha Shadan has served as a member of our Board of Directors since September 2022. Ms. Shadan was the president and chief executive officer at Miach Orthopaedics, Inc. from 2019 to 2022. From 2018 to 2019, Ms. Shadan served as global vice president of marketing at Smith & Nephew plc, following its acquisition of Rotation Medical, where she was president and chief executive officer from 2013 to 2018. Prior to joining Rotation Medical, from 2011 to 2013, she was the president of the trauma division at Zimmer Biomet, and from 2007 to 2011, she served at Covidien as vice president/general manager of vascular therapies and vice president/general manager biosurgery and sports surgery. She also previously held positions at Bristol Myers Squibb Co. and Merck Millipore. Ms. Shadan has served on the board of Advanced Medical Technology Association (AdvaMed) since 2017. She is the past chair of the AdvaMed I&D initiative, AdvaMed Advance. She also serves on the boards of CVRx, Inc. (Nasdaq: CVRX), S2N Health and Medartis Holding AG. Ms. Shadan is the chair of the board for BrilliantStrings Therapeutics, an early-stage start-up focused on healing soft tissue injuries. Ms. Shadan has a Master of Business Administration from Northeastern University, a Master of Science in Biology from Michigan State University, and a Bachelor of Science in Biology from the University of New Hampshire. The Board has concluded that Ms. Shadan should serve on our Board due to her decades of experience in the life sciences industry as a business leader in a variety of both large and start-up organizations, and her strength in commercialization and regulatory approvals.

Board Skills Matrix

The following matrix provides supplemental information about certain major areas of knowledge, skill, or experience the directors listed below may possess. While our Board considers the areas listed below as most relevant to our business, it is not a comprehensive list of all areas in which our directors possess expertise or experience valuable in their service on our Board. Additionally, the degree of knowledge, skills, or experience may vary among members.

Knowledge, Skills or Experience	Jasinski	LeMaitre	O’Connor	Pellegrino	Roberts	Roush	Shadan
Public Company Board Experience	✓	✓	✓	✓	✓	✓	✓
Financial and Accounting	✓	✓	✓	✓	✓	✓	✓
Risk Management	✓		✓	✓	✓	✓	✓
Regulatory	✓	✓	✓	✓		✓	✓
HR/Compensation	✓	✓		✓	✓	✓	✓
Executive Experience	✓	✓	✓	✓	✓	✓	✓
Operations	✓	✓	✓	✓	✓	✓	✓
Strategic Planning/Oversight	✓	✓	✓	✓	✓	✓	✓
Medical Device Industry Experience	✓	✓	✓	✓	✓	✓	✓
Mergers & Acquisitions	✓	✓	✓	✓	✓	✓	✓
Global Experience	✓	✓	✓	✓	✓	✓	✓
Sales & Marketing	✓	✓		✓	✓	✓	✓
Research & Development	✓	✓				✓	✓

Other Executive Officers

Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. In addition to Messrs. LeMaitre, Roberts, and Pellegrino, the following individuals served as executive officers for the Company in 2025:

Trent G. Kamke has served as our Senior Vice President, Operations, since 2005. Mr. Kamke joined us in 1997 as Quality Assurance Manager. From 1999 to 2005, Mr. Kamke served as our Vice President, Operations. Prior to joining us in 1997, Mr. Kamke was employed by Haemonetics Corporation, which designs, manufactures, and markets automated blood processing equipment. Mr. Kamke received a Bachelor of Arts in Physics from Colby College and a Bachelor of Engineering from the Thayer School of Engineering at Dartmouth College.

Mr. Pellegrino resigned as our Chief Financial Officer, effective as of March 7, 2025. Mr. Pellegrino was succeeded by:

Dorian LeBlanc has served as our Chief Financial Officer since March 2025. Mr. LeBlanc joined us from LumiraDx Limited (acquired by Roche), a next-generation point of care diagnostic company, where he most recently served as chief financial officer since November 2016, and was appointed vice president, global operations in August 2020, and subsequently appointed chief operating officer in November 2023. Prior to joining LumiraDx, Mr. LeBlanc held several positions with Alere Inc. from 2007 to 2015, including vice president of finance, infectious disease global business unit, from 2013 to 2015, and vice president, finance and business development for Asia Pacific from 2012 to 2015. From 2005 to 2007, Mr. LeBlanc served as vice president, finance, at Camden National Corporation. From 2003 to 2005, Mr. LeBlanc served as controller for Pierce, a company in the Omnicom group. Mr. LeBlanc received a Bachelor of Arts in Economics from Bowdoin College, and a Master of Science in accounting and a Master of Business Administration from Northeastern University. Mr. LeBlanc is a licensed Certified Public Accountant in the State of Maine.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise noted, the following table sets forth certain information regarding beneficial ownership of our common stock as of March 16, 2026:

•
by each person who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;
•
by each of our Named Executive Officers (“NEOs”), including our former chief financial officer, Joseph P. Pellegrino, Jr. who remains a director;
•
by each of our directors; and
•
by all of our directors and executive officers as a group.

Unless otherwise indicated below, each person listed below maintains a business address in the care of LeMaitre Vascular, Inc., 63 Second Avenue, Burlington, MA 01803 and has sole voting and investment power with respect to all shares of common stock owned.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
5% Stockholders
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	3,102,917	13.6%
Conestoga Capital Advisors, LLC(3) 550 E. Swedesford Road, Ste 120 Wayne, PA 19807	1,527,429	6.7%
Named Executive Officers
George W. LeMaitre (4)	1,493,858	6.5%
Joseph P. Pellegrino, Jr.(5)	35,496	*
Dorian P. LeBlanc	201	*
David B. Roberts(6)	39,127	*
Trent Kamke(7)	19,548	*
Directors
Lawrence J. Jasinski(8)	7,136	*
John O’Connor(9)	70,672	*
Bridget Ross(9)	11,787	*
John A. Roush(9)	11,968	*
Martha Shadan(10)	6,293	*
All executive officers and directors as a group (10 persons)(11)	1,696,089	7.4%

* Represents less than 1% of the outstanding common stock

(1)
This table is based upon information supplied by executive officers, directors, and principal stockholders and in their filings with the U.S. Securities and Exchange Commission (“SEC”). Beneficial ownership is determined in accordance with the SEC’s rules and generally includes voting or investment power with respect to securities as well as shares of common stock subject to options that are or will become exercisable within 60 days of March 16, 2026. Applicable percentage of ownership is based upon 22,847,733 shares of common stock outstanding as of March 16, 2026. Common stock subject to stock options currently exercisable or exercisable within 60 days of March 16, 2026, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.
(2)
This information is based solely on information reported on a Schedule 13G/A filed on April 29, 2025, by BlackRock, Inc. (“BlackRock”). BlackRock is the parent holding company or control person of the following subsidiaries and affiliates which acquired the reported shares: BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, National Association, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Limited, and BlackRock Investment Management, LLC.. According to the report, BlackRock has sole voting power with respect to 3,080,296 shares, shared voting power with respect to 0 shares, and sole dispositive power with respect to 3,102,917 shares.

(3)
This information is based solely on information reported on a Schedule 13G/A filed on January 9, 2026, by Conestoga Capital Advisors, LLC (“Conestoga”). In its report, Conestoga indicates that it is an investment adviser. Conestoga indicates in the report that it has sole voting power with respect to 1,424,988 shares, shared voting power with respect to 0 shares, and sole dispositive power with respect to 1,527,429 shares.
(4)
Includes 6,847 shares of common stock issuable upon the exercise of options presently exercisable or exercisable within 60 days of March 16, 2026. Includes 33,400 shares of common stock held by the LeMaitre Irrevocable Life Insurance Trust of 2025. Mr. LeMaitre disclaims ownership of such securities except to the extent of his pecuniary interest therein, if any, and the reporting herein of such securities shall not be construed as an admission of beneficial ownership thereof.
(5)
Includes 30,568 shares of common stock issuable upon the exercise of options presently exercisable or exercisable within 60 days of March 16, 2026.
(6)
Includes 32,443 shares of common stock issuable upon the exercise of options presently exercisable or exercisable within 60 days of March 16, 2026.
(7)
Includes 17,312 shares of common stock issuable upon the exercise of options presently exercisable or exercisable within 60 days of March 16, 2026.
(8)
Includes 2,858 shares of common stock issuable upon the exercise of options presently exercisable or exercisable within 60 days of March 16, 2026.
(9)
Includes 9,366 shares of common stock issuable upon the exercise of options presently exercisable or exercisable within 60 days of March 16, 2026.
(10)
Includes 4,852 shares of common stock issuable upon the exercise of options presently exercisable or exercisable within 60 days of March 16, 2026.
(11)
Includes an aggregate of 122,978 shares of common stock issuable upon the exercise by our executive officers and directors of options presently exercisable or exercisable within 60 days of March 16, 2026.

CORPORATE GOVERNANCE

GENERAL INFORMATION REGARDING OUR BOARD OF DIRECTORS

AND CERTAIN COMPLIANCE MATTERS

Board Leadership Structure

Our Board of Directors is currently chaired by our Chief Executive Officer, Mr. LeMaitre. The Board believes that combining the positions of Chief Executive Officer and Chairman helps to ensure that the Board and management act with a common purpose and provides a single, clear chain of command to execute our strategic initiatives and business plans. In addition, the Board believes that a combined Chief Executive Officer/Chairman is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Board also believes that it is advantageous to have a Chairman with an extensive history with, and knowledge of, the Company, as is the case with our Chief Executive Officer who has served as our principal executive officer since 1992. Having determined that the leadership structure described above is appropriate and effective for our Company, the Board does not have a lead independent director.

Policies on Corporate Governance

We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well, and maintaining our integrity in the marketplace. We have adopted a Code of Business Conduct and Ethics that applies to all directors, officers, and employees. Our Board of Directors has adopted Corporate Governance Guidelines, which, in conjunction with our Charter, Amended and Restated By-Laws (the “By-Laws”), Board committee charters, and key Board policies, form the framework for our governance. The current version of the Code of Business Conduct and Ethics, the Board’s Corporate Governance Guidelines, and the charters for each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are available at https://ir.lemaitre.com/corporate- governance/highlights. A copy of the Code of Business Conduct and Ethics may also be obtained, free of charge, from us upon a request directed to: LeMaitre Vascular, Inc., 63 Second Avenue, Burlington, Massachusetts 01803, Attention: Investor Relations. We intend to disclose any amendment to or waiver of a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, by posting such information on our investor relations website available at http://ir.lemaitre.com. Our website is not incorporated into this Proxy Statement.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of our risk management process. The Board administers this oversight function directly through the Board as a whole, as well as through the Board’s standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing areas of material risk to the Company, including financial, strategic, operational, cybersecurity, environmental, social and governance (ESG), and legal and regulatory, and makes a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures, including liquidity, credit and currency risk, and the steps our management has taken to monitor and control these exposures, as well as oversight of our cybersecurity risk management and related corporate governance and incident disclosures. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct, as well as overseeing the Company’s ESG programs and related policies and practices. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Both the Board as a whole and the various standing committees receive periodic reports from management, as well as incidental reports if matters arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

Insider Trading Policies and Procedures

Our Insider Trading Procedures prohibit “insiders” from engaging in transactions in any type of security of the Company while in possession of material nonpublic information relating to the Company. We believe our Insider Trading Procedures are designed to promote compliance with insider trading laws, rules, and regulations, and applicable listing standards. “Insiders” include our directors, officers, and other employees and consultants who in the ordinary course of the performance of their duties have access to material, nonpublic information regarding the Company. Insiders are also prohibited from disclosing material, nonpublic information about the Company to others who may trade based on that information. The Insider Trading Procedures also prohibit Company insiders from engaging in any hedging transactions in the Company’s securities. Hedging or monetization transactions are typically accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds, all of which our insiders are precluded from using or trading in. Insiders are permitted to enter into trading plans that are intended to comply with the requirements of our Insider Trading Procedures and Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), including with respect to cooling off periods.

Clawback Policy

Our Compensation Recovery Policy (“Clawback Policy”) complies with the final clawback rules adopted by the SEC under Rule 10D-1 and the Nasdaq listing standards. The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from the following executive officers of the Company if the Company is required to prepare a financial restatement: the president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice president in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company (the “Covered Officers”). Under the Clawback Policy, the Board may recoup from the Covered Officers erroneously awarded incentive compensation received on or after October 2, 2023, and within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Director Independence

Under Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management, and our independent auditors, the Board has affirmatively determined that the following five directors are independent directors within the meaning of the applicable Nasdaq listing standards: Lawrence J. Jasinski, John J. O’Connor, Bridget A. Ross, John A. Roush, and Martha Shadan. In making independence determinations, the Board found that none of these directors had a material or other disqualifying relationship with us.

Director Resignation Policy

The Board has adopted a Director Resignation Policy, which provides that any nominee for director in an uncontested election who does not receive a majority of the votes cast (i.e., receives a greater number of votes “WITHHELD” from his or her election than votes “FOR”) shall submit his or her offer of resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to the offer of resignation. The Board will then act on the Nominating and Corporate Governance Committee’s recommendation. Promptly following the Board’s decision, the Company will disclose that decision and an explanation of the decision publicly.

Nominations for Directors

Director Qualifications

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board of Directors from time to time the appropriate and desired qualities, skills, and characteristics of members of the Board of Directors in the context of the needs of the business and current make-up of the Board of Directors. This assessment includes consideration of the following minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by all directors:

•
nominees must have experience at a strategic or policy-making level in a business, government, non-profit, or academic organization of high standing;
•
nominees must be highly accomplished in their respective fields, with superior credentials and recognition;
•
nominees must be well regarded in the community and have a long-standing reputation for the highest ethical and moral standards;
•
nominees must have sufficient time and availability to devote to our affairs, particularly in light of the number of boards on which they may serve; and
•
nominees must, to the extent that they serve or have previously served on other boards of directors, demonstrate a history of actively contributing at board meetings.

Our Board of Directors seeks members who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. All candidates for director nominee must have time available to devote to the activities of the Board of Directors. The Nominating and Corporate Governance Committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director. Candidates for director who do not meet all of these criteria may still be considered for nomination to the Board of Directors if the Nominating and Corporate Governance Committee believes that the candidate will make an exceptional contribution to our business and our stockholders.

Process for Identifying and Evaluating Director Nominees

Our Board of Directors is responsible for identifying suitable candidates for nomination to the Board of Directors and assessing their qualifications. Our Board of Directors delegates the nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board of Directors, and management, will be requested to take part in the process.

Generally, the Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, with non-management directors, through the use of paid search firms to assist with the sourcing of candidates or other advisors, through the recommendations submitted by stockholders, or through such other methods as it deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that the Nominating and Corporate Governance Committee deems to be helpful in the evaluation process. The Nominating and Corporate Governance Committee then usually considers the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. In conducting this assessment, the Nominating and Corporate Governance Committee considers experience, skills, diversity, independence, and such other factors as it deems appropriate given the current needs of our Board and our Company, to ensure our Board has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge, and corporate governance. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board’s approval as director nominees for election to the Board of Directors. The Nominating and Corporate Governance Committee also recommends candidates to the Board of Directors for appointment to the committees of the Board of Directors.

Procedures for Recommendation of Director Nominees by Stockholders

The Nominating and Corporate Governance Committee will consider director nominee candidates who are recommended by our stockholders. The Nominating and Corporate Governance Committee does not intend to alter the way it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder. In submitting recommendations to the Nominating and Corporate Governance Committee for director nominee candidates, stockholders must follow the following procedures:

Recommendations for nomination must be received by the Nominating and Corporate Governance Committee not less than 120 calendar days prior to the first anniversary of the date the proxy statement was released to stockholders in connection with the preceding year’s annual meeting of stockholders. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027.

All recommendations for nomination must be in writing and include the following:

•
name and address of the stockholder making the recommendation, as they appear on our books and records;
•
a representation that the stockholder is a record holder of our securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act;
•
name, age, business and residential addresses, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the individual recommended for consideration as a director nominee;
•
a written statement from the stockholder making the recommendation stating why such recommended candidate meets our minimum qualifications and other criteria and would be able to fulfill the duties of a director;

•
a written statement describing all arrangements or understandings between the stockholder and the proposed director candidate; and
•
all other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if approved by the Board of Directors and elected.

Nominations must be sent to the attention of our Corporate Secretary by U.S. mail (including courier or expedited delivery service) to:

LeMaitre Vascular, Inc.

63 Second Avenue

Burlington, Massachusetts 01803

Attn: Corporate Secretary

Our Corporate Secretary will promptly forward any such nominations to the Nominating and Corporate Governance Committee. Once the Nominating and Corporate Governance Committee receives the nomination of a candidate and the candidate has complied with the minimum procedural requirements above, such candidacy will be evaluated and a recommendation with respect to such candidate will be delivered to the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Meetings and Attendance

Our Board of Directors meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings from time to time when Board action is required between scheduled meetings. Members of senior management periodically attend Board meetings to report on and discuss their areas of responsibility. In 2025, the Board of Directors held six meetings and acted by written consent five times. All directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served during the last fiscal year.

Our Corporate Governance Guidelines provide that each director is expected to spend the time and effort to properly fulfill his or her responsibilities, including regularly attending meetings of the Board and committees on which he or she sits, with the understanding that on occasion a director may be unable to attend a meeting. A director who is unable to attend a meeting is expected to notify the Chairman of the Board or the chairperson of the appropriate committee in advance of such meeting. Directors and nominees are encouraged to attend the annual meeting of stockholders in person or telephonically. Six of our directors then in office attended our 2025 annual meeting of stockholders.

Executive Sessions of Independent Directors

The Board of Directors typically holds an executive session of the independent directors one or more times per year. Executive sessions do not include any of our employee directors. The independent directors rotate the responsibility for chairing executive sessions.

Communication with the Board of Directors

We and our Board of Directors value communication with our stockholders. Between January and April of this year, we contacted outside shareholders who, combined, represented more than 50% ownership of our outstanding shares with offers to meet to discuss stewardship of our business and any other topics of interest. Of twelve firms contacted, three accepted, five declined, and four did not respond. Our head of investor relations, and in some cases, senior leadership, participated in these meetings and shared feedback with management.

Stockholders may communicate with all members of our Board of Directors, the chairperson of any Board committee, or any individual director by directing the communication in writing in care of our Corporate Secretary at the address set forth on the front page of this Proxy Statement. All communications will be received and processed by our Corporate Secretary, and the stockholder making such communications will receive a written acknowledgement from our Corporate Secretary of the receipt of the communication.

Communications are distributed to the Chairman of the Board, as a representative of the Board of Directors, or to any individual director, depending upon to whom the communication is addressed. In that regard, the Board of Directors has requested that certain communications unrelated to the duties and responsibilities of the Board of Directors should be excluded, such as product complaints, inquiries, and suggestions; other ordinary business affairs suited to our management; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal, or similarly unsuitable will be excluded.

Committees of the Board of Directors

Our By-Laws provide that the Board may delegate responsibility to committees. During 2025, the Board had three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The membership of each of these three committees is composed entirely of independent directors. In addition, all members of the Audit Committee meet the heightened standards of “independence” for audit committee members required by SEC rules and Nasdaq listing standards. The Board has also determined that each member of the Audit Committee is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.

The table below shows the membership of each Board committee in 2025.

Name	Audit	Compensation	Nominating and Corporate Governance
Lawrence J. Jasinski	X	Chair	X
John J. O’Connor	Chair
Bridget A. Ross			Chair
John A. Roush	X	X
Martha Shadan		X

Audit Committee

The Audit Committee of the Board of Directors was established by the Board to oversee our corporate accounting and financial reporting processes and audits of our financial statements. The Audit Committee currently consists of Messrs. Jasinski, O’Connor, and Roush. Mr. O’Connor serves as chairman of the Audit Committee. The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Board has also determined that each member of the Audit Committee is financially sophisticated and is able to read and understand consolidated financial statements and that Mr. O’Connor is an “audit committee financial expert” as defined in SEC rules. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. O’Connor’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. O’Connor any duties, obligations, or liabilities that are greater than those generally imposed on him as a member of the Audit Committee and the Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or the Board of Directors.

As described more fully in its charter, the Audit Committee oversees our accounting and financial reporting processes, internal controls, and audit functions. In fulfilling its role, the Audit Committee’s responsibilities include:

•
appointing, evaluating, and where appropriate, replacing our independent registered public accounting firm;
•
pre-approving all auditing services and permissible non-audit services provided to us by our independent registered public accounting firm;
•
reviewing with our independent registered public accounting firm and with management the proposed scope of the annual audit, past audit experience, our program for the internal examination and verification of our accounting records, and the results of recently completed internal examinations;
•
resolving disagreements between management and our independent registered public accounting firm regarding financial reporting;
•
reviewing major issues as to the adequacy of our internal controls;
•
monitoring compliance with our Code of Business Conduct and Ethics as it pertains to issues regarding accounting, internal controls, or auditing matters; and
•
preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement.

The Audit Committee met four times and took action by unanimous written consent one time during the year ended December 31, 2025. The Audit Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at https://ir.lemaitre.com/corporate-governance/highlights.

Compensation Committee

The Compensation Committee currently consists of Messrs. Jasinski and Roush and Ms. Shadan. Mr. Jasinski serves as the chairman of the Compensation Committee. All members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards).

The Compensation Committee’s responsibilities include:

•
administering our annual incentive and equity-based incentive plans;
•
reviewing and making recommendations to the Board of Directors with respect to incentive compensation and equity-based plans;
•
reviewing and determining compensation of executive officers and certain members of senior management;

•
reviewing and making recommendations to the Board of Directors with respect to non-employee director compensation; and
•
discussing with management the Compensation Discussion and Analysis and, as appropriate, recommending its inclusion in our Annual Report on Form 10-K and Proxy Statement.

The Compensation Committee met once and took action by unanimous written consent fifteen times during the year ended December 31, 2025. The agenda for each Compensation Committee meeting and the proposals for each written consent are usually developed by our Chief Executive Officer in consultation with the Chair of the Compensation Committee. Our Chief Executive Officer attends most meetings, but does not participate in, and is not present during, any deliberations of the Compensation Committee regarding his compensation or individual performance objectives. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in Compensation Committee meetings. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities, and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting, or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

The Compensation Committee typically determines the annual base cash compensation and short-term incentive cash targets for executive officers in the quarter preceding the start of a new fiscal year. The Compensation Committee determines short-term cash incentive payout amounts for a completed fiscal year in the first quarter of the next fiscal year. Generally, the Compensation Committee’s process for determining the annual base cash compensation and short-term incentive cash targets for executive officers comprises two related elements: the determination of compensation levels and the establishment of performance objectives. In undertaking this process, the Compensation Committee considers the degree to which each executive officer’s entire compensation package should be variable and based on either personal performance or Company performance. The Compensation Committee solicits and relies significantly on evaluations and recommendations submitted to the Committee by our Chief Executive Officer, who provides substantial input on the compensation of the other executive officers and his direct reports. In the case of our Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation. For all executive officers, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, total compensation that may become payable to executive officers in various hypothetical scenarios, executive stock ownership information, Company stock performance data, analyses of historical executive compensation levels, current Company-wide compensation levels, in-house compensation studies, and recommendations of a compensation consultant, if engaged at the time, including analyses of executive compensation paid at other companies identified by the consultant. In 2024, management conducted an in-house compensation study for the Compensation Committee. The Compensation Committee relied significantly on this study in its determination of 2025 annual base cash compensation and short-term incentive cash targets for executive officers and employee annual equity awards.

The Compensation Committee has historically conducted an assessment in the first quarter following completion of the fiscal year and the completion of our internal financial close process to review financial and operational results against performance objectives in order to determine and, if and as appropriate, award short-term cash incentive compensation relating to the prior fiscal year. Our Chief Executive Officer submits detailed recommendations to the Compensation Committee, which then typically acts by written consent to award the short-term incentive compensation payouts. If preliminary financial results are materially modified during the audit process, our Named Executive Officers may be required to repay any overpayments.

The Compensation Committee typically considers and determines annual equity awards in the fourth quarter of our fiscal year. The Compensation Committee typically makes annual equity grants to our executive officers based upon, among other factors, the level of the executive officer in our organization, the amount of equity remaining for grant under our equity incentive plan, and any contractual agreements with the executive officer. These equity grants typically vest in equal annual installments over a period of four years, subject to continued employment.

Additionally, the Compensation Committee considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy, and new trends, plans, or approaches to compensation, at various meetings throughout the year. The Compensation Committee may also adjust performance targets based upon strategic transactions occurring during the course of the fiscal year and other interim changes in our operating strategy. The Compensation Committee also uses these meetings to administer our short-term cash incentive program, which may involve the periodic and discretionary determination of quarterly incentive goals for certain executive officers other than our Chief Executive Officer. Executive officers who achieve quarterly performance goals will typically receive their corresponding short-term incentive awards following the quarter in which the goal was achieved.

The Compensation Committee is authorized to review and make recommendations regarding our non-employee director cash and equity compensation programs, and related matters, for consideration by our Board of Directors, and considers such matters periodically.

The Compensation Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at https://ir.lemaitre.com/corporate-governance/highlights.

Compensation Committee Interlocks and Insider Participation

The members of our compensation committee in 2025 were Messrs. Jasinski and Roush and Ms. Shadan. No member of the Compensation Committee is an officer or employee of the Company, and none of our executive officers serve as a director or member of a compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Mr. Jasinski and Ms. Ross. Ms. Ross serves as chairwoman of the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee’s responsibilities include:

•
developing and recommending to the Board criteria for Board and committee membership;
•
recommending director nominee candidates to the Board;
•
periodically reassessing our Corporate Governance Guidelines and recommending any proposed changes to the Board for approval; and
•
monitoring, in cooperation with the Audit Committee, compliance with our Code of Business Conduct and Ethics.

The Nominating and Corporate Governance Committee met two times during the year ended December 31, 2025. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at https://ir.lemaitre.com/corporate-governance/highlights.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025, with management of the Company. The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, the matters that are required to be discussed by the Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee also received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with Grant Thornton LLP the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Respectfully Submitted by the Audit Committee:

John J. O’Connor (Chairman)

Lawrence J. Jasinski

John A. Roush

ADDITIONAL INFORMATION REGARDING OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accounting Fees and Services

The following table shows the aggregate fees for professional services rendered by Grant Thornton LLP to the Company for the years ended December 31, 2025 and 2024, respectively.

	2025	2024
Audit Fees	$1,443,000	$1,471,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,443,000	$1,471,000

Audit Fees for both years consist of fees for professional services associated with the annual consolidated financial statements’ audit, statutory filings, consents, and assistance with, and review of, documents filed with the SEC.

All of the fees referenced in the table above were pre-approved by our Audit Committee pursuant to the Pre-Approval Policy described below.

Pre-Approval Policy

The Audit Committee has implemented procedures under our pre-approval policy to ensure that all audit and permitted non-audit services to be provided to us have been pre-approved by the Audit Committee (“Pre- Approval Policy”). Specifically, the Audit Committee pre-approves the use of our independent registered public accounting firm for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before it may be provided by our independent registered public accounting firm. Any pre-approved services exceeding the pre-approved monetary limits require specific approval by the Audit Committee.

The Audit Committee has determined that the rendering of services other than audit services by our independent registered public accounting firm is compatible with maintaining the firm’s independence.

Annual Meeting Attendance

Representatives of Grant Thornton LLP attended all in-person meetings of the Audit Committee in 2025.

We expect that a representative of Grant Thornton LLP will be in attendance at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will also be available to respond to appropriate questions from stockholders.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis that appears in this Proxy Statement. Based on such review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in LeMaitre’s Annual Report on Form 10-K for the year ended December 31, 2025.

Respectfully Submitted by the Compensation Committee:

Lawrence J. Jasinski (Chairman)

John A. Roush

Martha Shadan

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”), explains our compensation philosophy, policies, and practices for our executive officers, who are referred to in this CD&A and in the following tables as our Named Executive Officers (“NEOs”). Our NEOs for 2025 were:

•
George W. LeMaitre – Chairman and Chief Executive Officer
•
Joseph P. Pellegrino, Jr. – Former Chief Financial Officer
•
Dorian P. LeBlanc – Current Chief Financial Officer
•
David B. Roberts – President
•
Trent G. Kamke – Senior Vice President, Operations

Messrs. LeMaitre, Pellegrino, LeBlanc, Roberts, and Kamke were our only executive officers for the fiscal year ended December 31, 2025. On August 26, 2024, we announced that Mr. Pellegrino would retire as an employee of the Company, including as Chief Financial Officer, effective as of March 7, 2025. We appointed Dorian LeBlanc as our Chief Financial Officer, effective as of March 10, 2025.

This CD&A should be read in conjunction with the compensation tables below, which provide a detailed view of compensation paid to our NEOs for the fiscal year ended December 31, 2025.

Principles and Philosophy

We have designed our executive compensation program to attract, retain, and motivate highly qualified executives and to align their interests with the interests of our stockholders. The goal of our program is to increase stockholder value by providing executives with appropriate incentives to achieve our business objectives. We seek to achieve this goal through a program that rewards executives for superior performance, as measured by both financial and non-financial factors, and includes major compensation components that are linked to the achievement of certain operational, financial, product development, and clinical objectives that are aimed at increasing both long-term and short-term stockholder value.

The Compensation Committee’s executive compensation philosophy embraces three core objectives:

Core Objectives of the Executive Compensation Philosophy
Core Objective	Primary Purpose
Market Driven	Provide competitive compensation to attract, motivate, and retain superior talent
Pay for Performance	Reward individual and team successes linked to the achievement of Company objectives aimed at increasing stockholder value
Equitable	Seek to ensure rewards are internally and externally equitable

Compensation Process

The Compensation Committee typically determines the annual base cash compensation and short-term incentive cash targets for executive officers in the quarter preceding the start of a new fiscal year. The Compensation Committee determines short-term cash incentive payout amounts for a completed fiscal year in the first quarter of the next fiscal year. Generally, the Compensation Committee’s process for determining the annual base cash compensation and short-term incentive cash targets for executive officers comprises two related elements: the determination of compensation levels and the establishment of performance objectives. In undertaking this process, the Compensation Committee considers the degree to which each executive officer’s entire compensation package should be variable and based on either personal performance or Company performance. The Compensation Committee solicits and relies significantly on evaluations and recommendations submitted to the Committee by our Chief Executive Officer, who provides substantial input on the compensation of the other executive officers and his direct reports. In the case of our Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation. For all executive officers, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, total compensation that may become payable to executive officers in various hypothetical scenarios, executive stock ownership information, Company stock performance data, analyses of historical executive compensation levels, current Company-wide compensation levels, in-house compensation studies, and recommendations of a compensation consultant, if engaged at the time, including analyses of executive compensation paid at other companies identified by the consultant.

In 2024, management conducted an in-house compensation study for the Compensation Committee. The Compensation Committee relied significantly on this study in its determination of 2025 annual base cash compensation and short-term incentive cash targets for executive officers and employee annual equity awards.

Our Compensation Committee has established recommended levels of fixed versus variable pay for our NEOs. This practice aligns with our core objectives of pay for performance. The levels for 2025 were:

Named Executive Officer	Fixed Pay vs. Variable Pay as % of Total Cash Compensation
George W. LeMaitre	63%/37%
Joseph P. Pellegrino, Jr. Dorian P. LeBlanc David B. Roberts Trent G. Kamke	72%/28%

2025 Say on Pay Vote

At our 2025 Annual Meeting of Stockholders, our stockholders indicated their support of our executive compensation with more than 95% of the votes cast in favor of our executive compensation program. Our Board of Directors and the Compensation Committee view this as indicating general approval of our approach to executive compensation, and as such we did not make any substantial changes to our executive compensation arrangements and programs as a result of the vote.

2025 Financial Results

For 2025, we reported:

•
net sales of $249.6 million, representing 14% reported growth over 2024;
•
gross margin of 71.5%, representing a 290 bps increase versus 2024;
•
income from operations of $67.9 million, representing a 30% increase versus 2024;
•
net income of $57.7 million, representing a 31% increase versus 2024; and
•
diluted earnings per share of common stock of $2.52 versus $1.93 in 2024.

Additionally, in 2025 we increased the annual value of our dividend payment to shareholders by 25% from $0.64 to $0.80.

NEO Tenure

As of December 31, 2025, the average tenure of our NEOs in office was approximately 23 years, demonstrating our ability to retain top talent.

Components of Compensation

The following chart outlines the key components of our executive compensation.

Key Components of Executive Compensation
Compensation Component	Form	Primary Purpose
Base Salary	Cash	Provide competitive pay to attract and retain experienced and successful executives; intended to reflect the market value of the role with differentiation for individual capability
Short-Term Incentive	Cash - Performance Based Bonuses	Encourage and reward contributions with respect to meeting short-term financial and operational goals tied directly to Company performance and Company goals
Long-Term Incentive	Periodic Equity Grants	Encourage and reward long-term stockholder value creation, create and sustain a retention incentive, and facilitate long-term stock ownership among our executive team

In addition to the compensation components listed above, our executive officers are eligible to participate in the same comprehensive benefits program offered to our broad-based employee population. Our benefits include a health plan, dental plan, 401(k) plan with a company matching contribution, health savings account, and the opportunity to enroll in short-term disability, long-term disability, vision, and life insurance plans.

The compensation components referenced above are described in more detail below.

Base Salary and Short-Term Incentive Compensation

In 2024, management conducted an in-house compensation study for the Compensation Committee. The Compensation Committee relied significantly on this study in its determination of 2025 annual base cash compensation and short-term incentive cash targets for executive officers and employee annual equity awards. For 2026, the Compensation Committee approved a 5% increase in total compensation (base salary and target short-term incentive compensation) for Company employees. Managers were given discretion to allocate a higher percentage increase to one employee as long as they offset that increase by giving other employee(s) increases lower than the target percentage. In addition, the Compensation Committee approved a 5% increase to amounts awarded under our equity award program in 2025.

Changes in annual cash compensation for the NEOs effective January 1, 2026 were:

Named Executive Officer	2025 Annual Salary	2025 Annual Target Bonus	2026 Annual Salary	2026 Annual Target Bonus
George W. LeMaitre	$806,347	$473,569	$846,664	$497,247
Joseph P. Pellegrino, Jr.(1)	$419,862	N/A	N/A	N/A
Dorian P. LeBlanc(2)	$565,000	$225,000	$587,741	$234,056
David B. Roberts(3)	$452,705	$176,052	$475,340	$184,855
Trent G. Kamke	$383,818	$149,261	$403,008	$156,725

(1)
Mr. Pellegrino retired as an executive effective as of March 7, 2025.
(2)
Mr. LeBlanc joined us as Chief Financial Officer, effective as of March 10, 2025. Amounts included in this table for Mr. LeBlanc are annual amounts, with the actual amounts for 2025 being pro-rated.
(3)
Mr. Roberts has a four-day work schedule and as such receives 80% pay, which is reflected in this table.

Under our Management Incentive Compensation Plan (the “Bonus Plan”), annual cash bonus objectives are linked to certain operational, financial, product development, regulatory, and quality goals that have been approved by the Compensation Committee either shortly before or after the start of a new fiscal year. Frequently these align with our Company “planks,” which are our key corporate performance objectives for the fiscal year. We seek to ensure that most objectives are linked to increasing either short-term or long-term stockholder value. These key performance objectives are intended to be directional in nature and challenging to achieve in the aggregate.

The Bonus Plan compensation of many of our senior officers is based, in part, on overall Company financial performance metrics. For Messrs. LeMaitre, LeBlanc and Roberts in 2025, those metrics were the achievement of target levels of sales of $243.5 million, income from operations of $60.0 million, and net income of $49.8 million.

Named Executive Officer	% of 2025 Target Bonus Opportunity Tied to Above Targets
George W. LeMaitre	75.0%
Dorian P. LeBlanc	30%
David B. Roberts	52.5%

Mr. Kamke’s 2025 target bonus opportunity, however, was predominantly tied to operational metrics instead of Company financial performance metrics in view of his position as Senior Vice President, Operations.

A bonus was separately payable for each financial performance metric; thus, our failure to reach the minimum threshold for one performance metric would result in no bonus payable for that metric, but bonus amounts might nonetheless be payable for other performance metrics, presuming we reached the minimum threshold performance for such metrics. Additionally, these bonuses are earned based upon a continuously functioning, sliding scale; thus, failure to reach the targeted performance level could still result in a lesser bonus payable, provided that a certain minimum threshold had been achieved. Similarly, exceeding the target performance level could result in a greater bonus payable. In 2025, our sales, operating income and net income exceeded the target levels, and as a result, we paid out bonuses to our NEOs above target for these metrics.

The remaining percentage of each named executive officer’s bonus opportunity for 2025 was tied to the achievement of individual objectives. Notwithstanding that the objectives are individualized, in establishing those objectives, we seek to maximize the performance of our NEOs in furthering our corporate goals. Individual performance measures for 2025 cash bonuses varied in scope and subject matter based on each NEO’s department and area of functional responsibility. Each NEO is assigned numerous such individual objectives with specific bonus amounts tied to each objective. No individual objective carried a sufficiently significant bonus amount to qualify as material compensation to any NEO.

Target cash bonuses under the Bonus Plan for each of the NEOs for 2025 (excluding Mr. Pellegrino who was assigned no target bonus due to his anticipated retirement) are set forth in the table below. Additionally, each NEO was provided the opportunity to earn additional amounts by way of performance beyond targeted performance expectations.

Named Executive Officer	Target 2025 Non-Equity Incentive Plan Compensation under the Management Incentive Compensation Plan ($)	Actual 2025 Non-Equity Incentive Plan Compensation under the Management Incentive Compensation Plan ($)
George W. LeMaitre	$473,569	$680,015
Dorian P. LeBlanc(1)	$181,250	$220,062
David B. Roberts	$176,052	$202,641
Trent G. Kamke	$149,261	$159,250

(1)
Mr. LeBlanc’s target annual bonus of $225,000 was prorated based on a hire date of March 10, 2025.

Amounts earned pursuant to our Bonus Plan by our NEOs are reflected in the “Non-Equity Incentive Plan Compensation” payments column in the Summary Compensation Table.

Long-Term Incentive: Equity Compensation

The Compensation Committee typically makes annual equity grants to our executive officers. These equity grants vest in equal annual installments over a pre-determined period of time, subject to continued employment. None of the Company, the Board, or the Compensation Committee has any plan, program or practice of timing equity incentive awards in coordination with the release or withholding of material non-public information.

Our Compensation Committee approved annual equity awards to our NEOs then in office in the fourth quarter of 2025. The value of the annual equity awards made to our NEOs in 2025 was:

Named Executive Officer	Annual Equity Value
George W. LeMaitre	$2,100,000
Dorian P. LeBlanc	$393,750
David B. Roberts	$567,000
Trent G. Kamke	$393,750

The Compensation Committee approved these equity awards with a deliberate emphasis on performance-based compensation, allocating 50% to stock options, 25% to restricted stock units (“RSUs”) and 25% to performance‑based restricted stock units (“PSUs”). The PSU component is designed to closely align executive compensation with Company performance, with the disclosed value reflecting target‑level achievement of the performance goal.

Each of the 2025 stock option awards is intended to be an incentive stock option to the maximum extent permitted by applicable laws and regulations, with a per share exercise price equal to the closing price of our common stock on Nasdaq on the date of grant, and subject to a seven-year term. All non-qualified stock options have a per share exercise price equal to the closing price of our common stock on Nasdaq on the date of grant and are subject to a seven-year term.

Each stock option and RSU award vests in equal annual installments over a period of four years. Vesting of PSUs awarded in 2025 is contingent upon achievement of 2026 budgeted operating income as approved by our Board, subject to adjustment for extraordinary items determined in the discretion of our Compensation Committee.

The number of shares subject to a PSU award will be determined based on achievement of a target level of operating income for 2026, which will be assessed following the public release of our 2026 financial results in Q1 2027, according to the grid below.

	Operating Income as a % of Budget	PSU Payout(1)
	<80%	0%
Threshold	80%	80%
Target	100%	100%
Maximum	120%	120%

(1)
Payout as a percentage of target number of PSUs subject to a PSU award. Payout is linearly interpolated between goals.

If we achieve the target level of operating income, then the number of shares subject to the PSU becomes fixed at 100%. If we exceed the target level of operating income up to 120%, then the number of shares subject to the PSU becomes fixed proportionately to the level of achievement on a sliding scale. If we do not achieve the target level of operating income but achieve at least 80%, then the number of shares subject to the PSU becomes fixed proportionately to the level of achievement. At that time, 25% of the PSUs will vest, and the remaining 75% will vest annually on the next three anniversaries of the grant date.

Employment Agreements

We are party to employment agreements with Messrs. LeMaitre, LeBlanc and Roberts and were party to an employment agreement with Mr. Pellegrino until his retirement. These agreements do not contain ongoing contractual obligations relating to annual salary and bonus, but do contain ongoing severance arrangements, the material terms of which are described in the section titled “Severance Arrangements Pursuant to Agreements” below.

Summary Compensation Table

The following table sets forth summary information concerning the compensation paid or earned for services rendered to us during the years ended December 31, 2025, 2024, and 2023, to our NEOs in their capacity as such.

Name and Principal		Salary	Bonus		Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)		Total
Position	Year	($)	($)		($)	($)	($)	($)		($)
George W. LeMaitre	2025	806,347	—		1,050,000	1,050,000	680,015	194,628	(5)	3,780,990
Chairman and Chief	2024	622,292	—		1,000,000	1,000,000	527,958	85,308		3,235,558
Executive Officer	2023	592,659	—		550,000	550,000	455,273	72,865		2,220,797
Joseph P. Pellegrino, Jr.	2025	88,817	2,833	(6)	—	—	—	244,241	(7)	335,891
Former Chief Financial Officer	2024	419,862	—		337,500	337,500	216,683	—		1,311,545
	2023	381,693	9,000	(8)	250,000	250,000	175,497	—		1,066,190
Dorian P. LeBlanc	2025	445,480	8,000	(6)	196,875	196,875	220,062	10,500		1,077,792
Chief Financial Officer
David B. Roberts	2025	452,705	40,500	(6)	283,500	283,500	202,641	10,500		1,273,346
President	2024	406,762	15,000	(9)	270,000	270,000	176,053	10,350		1,148,165
	2023	430,311	—		250,000	250,000	194,641	9,900		1,134,852
Trent G. Kamke	2025	383,818	12,000	(6)	196,875	196,875	159,250	10,500		859,354
Senior Vice President,	2024	316,554	17,000	(9)	187,500	187,500	150,800	10,350		859,354
Operations	2023	301,480	13,250	(8)	112,500	112,500	120,750	9,900		668,380

(1)
The dollar amounts in this column represent the aggregate grant date fair value for each stock award (both RSUs and PSUs) granted to our NEOs for the indicated year pursuant to our equity compensation plan. These amounts have been calculated in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. The value of PSUs is based on target attainment of the performance goal and may not reflect the actual value of such PSUs when they vest, which value is contingent upon the Company’s actual performance in the designated performance period. For additional information regarding the assumptions used in the calculation of these amounts, which is incorporated herein by reference, please refer to Note 1 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026. The values of PSUs awarded to our NEOs in 2025 at the grant date assuming maximum attainment of the performance goal are: Mr. LeMaitre, $630,000; Mr. LeBlanc, $118,125; Mr. Roberts, $170,100; and Mr. Kamke, $118,125.
(2)
The dollar amounts in this column represent the aggregate grant date fair value for each option award granted to our NEOs for the indicated year pursuant to our equity compensation plan. These amounts have been calculated in accordance with FASB ASC Topic 718 using the Black-Scholes option-pricing model excluding the impact of estimated forfeitures related to service-based vesting conditions. For additional information regarding the assumptions used in the calculation of these amounts, which is incorporated herein by reference, please refer to Note 1 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026.
(3)
The dollar amounts in this column represent cash incentive payments for the achievement of financial, corporate, and/or management objectives under our applicable management incentive plans. For more information regarding Non-Equity Incentive Plan Compensation, see the “Short-Term Incentive Compensation” discussion above.
(4)
“All Other Compensation” includes for Messrs. LeBlanc, Roberts, and Kamke an amount paid by the Company to match, in part, the contributions of each to their respective 401(k) plan accounts in the amount of $10,500 for 2025.

(5)
Represents the following:

Amount	Purpose
$10,500	Matching contribution by the Company to Mr. LeMaitre’s 401(k) plan account
$184,128	Value of personal services provided to Mr. LeMaitre by his executive assistants in 2025 imputed as income to Mr. LeMaitre

(6)
Represents extraordinary bonuses in relation to financial, business development and other initiatives in 2025.
(7)
Represents the following:

Amount	Purpose
$22,366	Payout of accrued vacation time upon Mr. Pellegrino’s retirement
$221,875	Payments to Mr. Pellegrino for service as a director subsequent to his retirement. See “2025 Director Compensation” for further detail.

(8)
Represents extraordinary bonuses in relation to financial, regulatory, operational and other initiatives in 2023.
(9)
Represents service award bonuses and an annual bonus adjustment for Mr. Kamke paid in 2024.

Grants of Plan-Based Awards

The following table sets forth information concerning non-equity incentive plan awards and grants of our common stock and stock options made to our NEOs during the fiscal year ended December 31, 2025. All awards to Mr. Pellegrino after March 7, 2025 were granted in respect of his service to the Company as a non-employee director.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (1) (#)	Options (1) (#)	Awards ($/Sh)	Awards (2) ($)
George W. LeMaitre		—	473,569	759,765	—	—	—	—	—	—	—
	12/10/2025	—	—	—	—	—	—	—	38,518	$83.66	$1,050,000
	12/10/2025	—	—	—	5,020	6,275	7,530	6,275	—	—	$1,050,000

Joseph P. Pellegrino, Jr.	12/10/2025	—	—	—	—	—	—	—	3,431	$83.66	$89,250
	12/10/2025	—	—	—	426	533	640	533	—	—	$89,250

Dorian P. LeBlanc		—	181,250	289,562	—	—	—	—	—		—
	3/10/2025	—	—	—	—	—	—	1,221	—	—	$100,000
	12/10/2025	—	—	—	—	—	—	—	7,222	$83.66	$196,875
	12/10/2025	—	—	—	942	1,177	1,412	1,177	—	—	$196,875

David B. Roberts		—	176,052	281,641	—	—	—	—	—	—	—
	2/18/2025	—	—	—	—	—	—	—	741	$100.74	$26,000
	2/18/2025	—	—	—	103	129	155	129	—	—	$26,000
	12/10/2025	—	—	—	—	—	—	—	10,400	$83.66	$283,500
	12/10/2025	—	—	—	1,355	1,694	2,033	1,694	—	—	$283,500

Trent G. Kamke		—	149,261	239,000	—	—	—	—	—	—	—
	12/10/2025	—	—	—	—	—	—	—	7,222	$83.66	$196,875
	12/10/2025	—	—	—	942	1,177	1,412	1,177	—	—	$196,875

(1)
Our Compensation Committee approved annual stock option awards, performance stock unit awards and restricted stock unit awards under our Fourth Amended and Restated 2006 Stock Option and Incentive Plan to the named executive officers in the fourth quarter of 2025. Each stock option award was intended to be an incentive stock option to the maximum extent permitted by applicable laws and regulations, with a per share exercise price equal to the closing price of our common stock on Nasdaq on the date of grant, and subject to a seven-year term. Each option and restricted stock award vests in equal annual installments over a period of four years. The initial vesting of each performance stock unit is contingent upon achievement of operating income for 2026 against budgeted operating income as approved by our Board and will thereafter vest annually on December 1 of the second, third and fourth year after the grant date, except in the case of Mr. Pellegrino, whose annual vesting after initial vesting will occur on December 1 of the second and third year after the grant date.
(2)
The dollar amounts in this column represent the aggregate grant date fair value for each option and stock award, as applicable. The value of performance stock units is based on estimated probable outcome of the performance goal and may not reflect the actual value of such units when they vest, which value is contingent upon the Company’s actual performance in the designated performance period. These amounts have been calculated in accordance with FASB ASC Topic 718. For additional information regarding the assumptions used in the calculation of these amounts which is incorporated herein by reference, please refer to Note 1 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission on February 26, 2026.

Outstanding Equity Awards as of December 31, 2025

The following table presents information regarding outstanding option and stock awards held by our NEOs as of December 31, 2025. All awards to Mr. Pellegrino after March 7, 2025 were granted in respect of his service to the Company as a non-employee director.

	Option Awards						Stock Awards
Name	Number of Securities underlying Unexercised Options - # Exercisable		Number of Securities underlying Unexercised Options - # Unexcercisable		Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested - #		Market value of shares or units of stock that have not vested - $	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested - #(1)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested - $
George W. LeMaitre	—		2,119	(3)	$51.91	12/12/2027	—		—	—		—
	—		7,075	(9)	$47.19	12/12/2029	—		—	—		—
	—		1,829	(4)	$60.12	12/8/2028	—		—	—		—
	—		12,362	(10)	$54.65	12/8/2030	—		—	—		—
	—		988	(5)	$101.12	12/6/2031	—		—	—		—
	6,847	(11)	20,542	(11)	$101.12	12/6/2031	—		—	—		—
	—		1,195	(6)	$83.66	12/10/2032	—		—	—		—
	—		37,323	(12)	$83.66	12/10/2032	—		—	—		—
	—		—		—	—	1,497	(9)	$137,933	—		—
	—		—		—	—	2,559	(10)	$235,807	—		—
	—		—		—	—	3,743	(11)	$344,917	—		—
	—		—		—	—	6,275	(12)	$578,179	—		—
	—		—		—	—	—		—	1,198	(9)	$110,346
	—		—		—	—	—		—	2,457	(10)	$226,360
	—		—		—	—	—		—	4,524	(11)	$416,832
	—		—		—	—	—		—	5,020	(12)	$462,543
Joseph P. Pellegrino, Jr	2,941	(2)	—		$35.48	12/20/2026	—		—	—		—
	5,345	(7)	—		$37.29	12/2/2027	—		—	—		—
	7,030	(8)	—		$48.60	12/11/2028	—		—	—		—
	6,860	(9)	3,431	(9)	$47.19	12/12/2029	—		—	—		—
	5,998	(10)	5,998	(10)	$54.65	12/8/2030	—		—	—		—
	2,394	(11)	7,183	(11)	$101.12	12/6/2031	—		—	—		—
	—		3,431	(13)	$83.66	12/10/2030	—		—	—		—
	—		—		—	—	681	(9)	$62,766	—		—
	—		—		—	—	1,164	(10)	$107,219	—		—
	—		—		—	—	1,264	(11)	$116,429	—		—
	—		—		—	—	533	(13)	$49,111	—		—
	—		—		—	—	—		—	545	(9)	$50,213
	—		—		—	—	—		—	1,117	(10)	$102,915
	—		—		—	—	—		—	1,527	(11)	$140,678
	—		—		—	—	—		—	426	(13)	$39,288
Dorian P. LeBlanc	—		4,780	(12)	$83.66	12/10/2032	—		—	—		—
	—		2,442	(12)	$83.66	12/10/2032	—		—	—		—
	—		—		—	—	1,232	(14)	$113,547	—		—
	—		—		—	—	1,177	(12)	$108,449	—		—
	—		—		—	—	—		—	942	(12)	$86,759
David B. Roberts	2,672	(7)	—		$37.29	12/2/2027	—		—	—		—
	14,061	(8)	—		$48.60	12/11/2028	—		—	—		—
	10,290	(9)	3,431	(9)	$47.19	12/12/2029	—		—	—		—
	5,998	(10)	5,998	(10)	$54.65	12/8/2030	—		—	—		—
	1,916	(11)	5,746	(11)	$101.12	12/6/2031	—		—	—		—
	185	(11)	556	(11)	$100.74	12/6/2031	—		—	—		—
	—		10,400	(12)	$83.66	12/10/2032	—		—	—		—
	—		—		—	—	681	(9)	$62,766	—		—
	—		—		—	—	1,164	(10)	$107,219	—		—
	—		—		—	—	1,109	(11)	$102,201	—		—
	—		—		—	—	1,694	(12)	$156,085	—		—
	—		—		—	—	—		—	545	(9)	$50,213
	—		—		—	—	—		—	1,117	(10)	$102,915
	—		—		—	—	—		—	1,339	(11)	$123,363
	—		—		—	—	—		—	1,355	(12)	$124,868
Trent G. Kamke	2,625	(2)	—		$35.48	12/20/2026	—		—	—		—
	4,794	(7)	—		$37.29	12/2/2027	—		—	—		—
	6,200	(8)	—		$48.60	12/11/2028	—		—	—		—
	4,632	(9)	1,543	(9)	$47.19	12/12/2029	—		—	—		—
	2,700	(10)	2,698	(10)	$54.65	12/8/2030	—		—	—		—
	1,330	(11)	3,991	(11)	$101.12	12/6/2031	—		—	—		—
	—		7,222	(12)	$83.66	12/10/2032	—		—	—		—
	—		—		—	—	306	(9)	$28,211	—		—
	—		—		—	—	524	(10)	$48,267	—		—
	—		—		—	—	702	(11)	$64,724	—		—
	—		—		—	—	1,177	(12)	$108,449	—		—
	—		—		—	—	—		—	245	(9)	$22,569
	—		—		—	—	—		—	503	(10)	$46,344
	—		—		—	—	—		—	848	(11)	$78,105
	—		—		—	—	—		—	942	(12)	$86,759

(1)
The number of performance stock units is based on threshold attainment of the performance goal in accordance with Item 402(f) of Regulation S-K and may not reflect the actual number of such units when they vest, which is contingent upon the Company’s actual performance in the designated performance period.
(2)
This award is fully vested.
(3)
100% of this award vests on December 12, 2026.

(4)
100% of this award vests on December 8, 2027.
(5)
100% of this award vests on December 1, 2028.
(6)
100% of this award vests on December 1, 2029.
(7)
This award is fully vested.
(8)
This award is fully vested.
(9)
25% of this award vested on December 12, 2023 and the remainder vests annually at the rate of 25% per year.
(10)
25% of this award vested on December 8, 2024 and the remainder vests annually at the rate of 25% per year.
(11)
25% of this award vested on December 6, 2025 and the remainder vests annually at the rate of 25% per year.
(12)
25% of this award vests on December 1, 2026 and the remainder vests annually at the rate of 25% per year.
(13)
33.33% of this award vests on December 1, 2026 and the remainder vests annually at the rate of 33.33% per year.
(14)
25% of this award vested on March 10, 2026 and the remainder vests annually at the rate of 25% per year.

2025 Option Exercises and Stock Vested

The following table provides certain information regarding option exercises and stock vested during the fiscal year ended December 31, 2025, with respect to our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
George W. LeMaitre	63,445	$2,461,487	11,059	$937,281
Joseph P. Pellegrino, Jr	—	—	4,767	404,159
Dorian P. LeBlanc	—	—	—	—
David B. Roberts	13,633	726,860	4,715	399,763
Trent G. Kamke	4,718	239,535	2,193	185,910

(1)
Value realized is calculated on the basis of the difference between the exercise price and the closing price of our common stock as reported on Nasdaq on the date of the exercise, multiplied by the number of shares of common stock underlying the options.
(2)
Value realized is calculated on the basis of the closing price of our common stock as reported on Nasdaq on the vesting date, multiplied by the number of shares.

Severance Arrangements Pursuant to Agreements

Pursuant to agreements with Messrs. LeMaitre, Pellegrino, LeBlanc and Roberts, we have severance arrangements as follows:

George W. LeMaitre

Pursuant to the terms of his employment agreement, dated October 10, 2005, Mr. LeMaitre is an at-will employee and either we or Mr. LeMaitre may terminate his employment at any time. If Mr. LeMaitre terminates his employment for good reason, as defined in the agreement, or if we terminate his employment without cause, as defined in the agreement, he is entitled to (i) a lump sum payment equivalent to two weeks of his then-current base salary for each completed twelve-month period of service as of the date of termination, but in no event to exceed 52 weeks of such base salary, and (ii) for the same period, our payment of our customary share of premiums for Mr. LeMaitre’s health insurance coverage. Mr. LeMaitre’s severance payment is conditioned upon his delivery of a signed non-disparagement agreement and release of known and unknown claims related to his employment, his resignation as an officer and director, and his delivery to us of all Company property in his possession. Additionally, if Mr. LeMaitre is at any time found to have breached the terms of his obligations agreement, which includes non-competition and non-solicitation covenants that continue for two years following Mr. LeMaitre’s termination, then Mr. LeMaitre must reimburse us for any severance payments made after the first date on which Mr. LeMaitre’s breach occurred.

Joseph P. Pellegrino, Jr.

Mr. Pellegrino retired as our Chief Financial Officer, effective March 7, 2025, in connection with which no payment was made to Mr. Pellegrino.

Dorian P. LeBlanc

Pursuant to the terms of his employment agreement, dated February 7, 2025, Mr. LeBlanc is an at-will employee and either we or Mr. LeBlanc can terminate his employment at any time. If we terminate his employment without cause, as defined in the agreement, on or before March 10, 2028, he is entitled to $100,000. If we terminate his employment without cause, as defined in the agreement, after such date, he is entitled to the greater of two weeks of his base salary as of the date of termination for each completed twelve-month period of service or $225,000, in each case, less applicable withholding and other taxes. Mr. LeBlanc’s severance payment is conditioned upon his delivery of a signed non-disparagement agreement and release of known and unknown claims related to his employment, his resignation as an officer of the Company, and his delivery to us of all Company property in his possession. Additionally, if Mr. LeBlanc breaches the terms of his obligations agreement, which includes non-competition and non-solicitation covenants, then Mr. LeBlance must reimburse us for any severance payments made to him.

David B. Roberts

Pursuant to the terms of his employment agreement, dated June 20, 2006, Mr. Roberts is an at-will employee and either we or Mr. Roberts may terminate his employment at any time. If we terminate Mr. Roberts’s employment without cause, as defined in the agreement, he is entitled to (i) a lump sum payment equivalent to four weeks of his then-current base salary for each completed twelve-month period of service as of the date of termination, but in no event to exceed 52 weeks of such base salary, and (ii) for the same period, our payment of our customary share of premiums for Mr. Roberts’s health insurance coverage. Mr. Roberts’s severance payment is conditioned upon his delivery of a signed non-disparagement agreement and release of known and unknown claims related to his employment, his resignation as an officer and director, and his delivery to us of all Company property in his possession. Additionally, we have the option to require that Mr. Roberts remain employed for a 180-day transition period in order to receive the severance payment. If Mr. Roberts is at any time found to have breached the terms of his obligations agreement, which includes non- competition and non-solicitation covenants that continue for two years following Mr. Roberts’ termination, then Mr. Roberts must reimburse us for any severance payments made after the first date on which Mr. Roberts’ breach occurred.

Potential Payments upon Termination or Change-in-Control

The following tables set forth potential payments payable to our NEOs under their employment agreements at December 31, 2025, upon termination of employment or a change in control of our Company. Mr. Pellegrino retired as our Chief Financial Officer, effective March 7, 2025. No payment was made to Mr. Pellegrino in connection with his retirement, and we have accordingly not provided disclosure with respect to Mr. Pellegrino below.

George W. LeMaitre

Payments & Benefits	Voluntary Termination Without Good Cause	Involuntary Termination Without Cause	Voluntary Termination for Good Reason	Termination for Cause	Termination upon Death	Termination upon Disability	Retirement	Termination Without Cause After Change-in- Control
Cash Severance	—	$806,347	$806,347	—	—	—	—	$806,347
Health Care Benefits	—	$21,707	$21,707	—	—	—	—	$21,707
Total	—	$828,054	$828,054	—	—	—	—	$828,054

Dorian P. LeBlanc

Payments & Benefits	Voluntary Termination Without Good Cause	Involuntary Termination Without Cause	Voluntary Termination for Good Reason	Termination for Cause	Termination upon Death	Termination upon Disability	Retirement	Termination Without Cause After Change-in- Control
Cash Severance	—	$100,000	—	—	—	—	—	$100,000
Health Care Benefits	—	—	—	—	—	—	—	—
Total	—	$100,000	—	—	—	—	—	$100,000

David B. Roberts

Payments & Benefits	Voluntary Termination Without Good Cause	Involuntary Termination Without Cause	Voluntary Termination for Good Reason	Termination for Cause	Termination upon Death	Termination upon Disability	Retirement	Termination Without Cause After Change-in- Control
Cash Severance	—	$452,705	—	—	—	—	—	$452,705
Health Care Benefits	—	$21,707	—	—	—	—	—	$21,707
Total	—	$474,412	—	—	—	—	—	474,412

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation of our “median” employee to the annual total compensation of our Chief Executive Officer, George W. LeMaitre, for 2025.

For 2025, we have used the same median employee that was identified for 2024 since there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact our pay ratio disclosure. See our 2025 proxy statement for information regarding the process we utilized to identify our “median employee.”

We collected annual total compensation for our median employee for 2025 using the same methodology we used for our NEOs as disclosed in the Summary Compensation Table above. Our CEO’s compensation, as reported in the Summary Compensation Table, was $3,780,990 and the annual total compensation of our median employee for 2025 was $88,782, resulting in a ratio of 43:1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described above. Given that companies may use a range of methodologies to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

Compensation Recovery Policy

As a public company subject to Section 304 of the Sarbanes-Oxley Act of 2002, if we are required to restate our financial results as the result of misconduct or due to our material noncompliance with any financial reporting requirements under the federal securities laws, certain of our executive officers may be legally required to reimburse us for any bonus or incentive-based or equity-based compensation they receive. In addition, we will comply with the Clawback Policy discussed in the “Corporate Governance” section above.

Risk Analysis of Our Compensation Plans

In support of the Compensation Committee’s oversight of the risks of our compensation policies and practices, management conducted a risk assessment of our compensation policies and practices for 2025, including our executive compensation programs. The primary focus of the assessment was on incentive compensation paid to employees. The Compensation Committee reviewed the assessment, and the Compensation Committee concurred with management’s assessment that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on our Company.

Tax Treatment of Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent that such compensation exceeds $1 million per officer in any year. In connection with the Tax Cuts and Jobs Act of 2017, the exemption from the deduction limit under Section 162(m) of the Code for “performance-based compensation” has been repealed, such that compensation paid to our “covered employees” in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain “grandfathered” arrangements in place as of November 2, 2017. We routinely evaluate the potential impact of Section 162(m) of the Code. As of December 31, 2025, we had two covered employees with adjusted compensation in excess of $1 million, including stock options granted after November 2, 2017, resulting in nondeductible compensation of $4.4 million. In determining the form and amount of compensation for our NEOs, the Compensation Committee may continue to consider all elements of the cost of such compensation. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee may also look at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the compensation is not deductible by us for tax purposes.

Accounting Considerations

The accounting impact of our executive compensation program is one of many factors that our Compensation Committee considers in determining the size and structure of that program.

2025 DIRECTOR COMPENSATION

The following table sets forth the retainers, other cash fees, and equity compensation received by our non-employee directors for their service during the year ended December 31, 2025. This table excludes all amounts paid to Mr. Pellegrino for his service as an executive prior to his retirement on March 7, 2025.

Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Lawrence J. Jasinski	80,500	89,250	89,250	—	—	259,000
John J. O’Connor	76,000	89,250	89,250	—	—	254,500
Joseph P. Pellegrino, Jr.	43,375	89,250	89,250	—	—	221,875
Bridget A. Ross	62,500	89,250	89,250	—	—	241,000
John A. Roush	67,000	89,250	89,250	—	—	245,500
Martha Shadan	57,000	89,250	89,250	—	—	235,500

(1)
Represents fees earned in 2025 pursuant to our non-employee director compensation policy in effect for 2025, as discussed below.
(2)
The dollar amounts in this column represent the aggregate grant date fair value for each stock award (both RSUs and PSUs) granted to our directors in 2025 pursuant to our equity compensation plan. These amounts have been calculated in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. The value of PSUs is based on target attainment of the performance goal and may not reflect the actual value of such units when they vest, which value is contingent upon the Company’s actual performance in the designated performance period. For additional information regarding the assumptions used in the calculation of these amounts, which is incorporated herein by reference, please refer to Note 1 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on February 26, 2026. The value of PSUs awarded to each of our non-employee directors in 2025 at the grant date assuming maximum attainment of the performance goal was $53,550. As of December 31, 2025, each non-employee director (excluding Mr. Pellegrino) held 990.54 outstanding RSUs and 1,165.49 outstanding PSUs and Mr. Pellegrino held 3,641.47 outstanding RSUs and 4,294.86 outstanding PSUs.
(3)
The dollar amounts in this column represent the aggregate grant date fair value for each option award granted to our directors in 2025 pursuant to our equity compensation plan. These amounts have been calculated in accordance with FASB ASC Topic 718 using the Black-Scholes option-pricing model, excluding the impact of estimated forfeitures related to service-based vesting conditions. For additional information regarding the assumptions used in the calculation of these amounts, which is incorporated herein by reference, please refer to Note 1 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on February 26, 2026. As of December 31, 2025, non-employee directors held outstanding options for the following number of shares: Mr. Jasinski, 8,942; Mr. O’Connor, 15,450; Mr. Pellegrino, 50,611; Ms. Ross, 15,450; Mr. Roush, 15,450; and Ms. Shadan 10,936.

Employee directors do not receive cash compensation for their service as members of the Board of Directors.

In accordance with our non-employee director compensation policy, in 2025 non-employee directors received an annual retainer for Board membership of $52,500. The chairman of our Audit Committee received an annual retainer of $20,000, the chairman of our Compensation Committee received an annual retainer of $15,000, and the chairman of our Nominating and Corporate Governance Committee received an annual retainer of $10,000. Members of our Audit Committee received an annual retainer of $10,000, members of our Compensation Committee received an annual retainer of $4,500, and members of our Nominating and Corporate Governance Committee received an annual retainer of $3,000.

In addition, under our non-employee director compensation policy for 2025, each non-employee director was eligible for an annual equity grant valued at $178,500, comprised of 50% options, 25% performance stock, and 25% restricted stock, provided that he or she has served as a director for at least six months at the time of grant.

All of the directors are reimbursed for out-of-pocket expenses incurred on our behalf, and all of the directors are eligible to participate in our Fourth Amended and Restated 2006 Stock Option and Incentive Plan on an ad hoc basis from time to time at the discretion of the Board of Directors.

PAY VERSUS PERFORMANCE

As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation program reflects a variable pay-for-performance philosophy. The following table and related disclosures provide further “pay versus performance” disclosure with respect to our Chief Executive Officer, also referred to as our principal executive officer (“PEO”), and our other NEOs, as contemplated by Item 402(v) of Regulation S-K.

	Summary		Average Summary Compensation	Average	Value of Initial Fixed $100 Investment Based On:
Year	Compensation Table Total for PEO[1]	Compensation Actually Paid to PEO[2]	Table Total for Non- PEO NEOs[3]	Compensation Actually Paid to Non-PEO NEOs[4]	Total Shareholder Return[5]	Peer Group Total Shareholder Return[6]	Net Income (millions)[7]	Income from Operations (millions)[8]
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$3,780,990	$4,205,544	$911,587	$1,039,609	$210	$116	$57.7	$67.9
2024	$3,235,558	$8,321,039	$1,106,355	$2,845,528	$236	$109	$44.0	$52.3
2023	$2,220,797	$4,433,645	$956,474	$1,680,471	$144	$100	$30.1	$36.7
2022	$1,940,112	$2,426,823	$876,242	$984,574	$116	$97	$20.6	$26.8
2021	$1,982,030	$5,341,607	$905,073	$1,704,467	$125	$121	$26.9	$36.4

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for George W. LeMaitre (our Chief Executive Officer or PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation –Summary Compensation Table.”
(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. LeMaitre, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the average amount of compensation earned by or paid to Mr. LeMaitre during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the average compensation for Mr. LeMaitre for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(x)	Equity Award Adjustments(y)	Compensation Actually Paid to PEO
2025	$3,780,990	$(2,100,000)	$2,524,554	$4,205,544
2024	$3,235,558	$(2,000,000)	$7,085,481	$8,321,039
2023	$2,220,797	$(1,100,000)	$3,312,848	$4,433,645
2022	$1,940,112	$(1,100,000)	$1,586,711	$2,426,823
2021	$1,982,030	$(1,100,000)	$4,459,577	$5,341,607

(x)
Represents the grant date fair value of equity-based awards granted each year as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year. Because we do not maintain a pension in which any NEO participates, no adjustments from the SCT total related to pension value are needed to calculate “compensation actually paid” in accordance with Item 402(v) of Regulation S-K.
(y)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$2,001,555	$(764,048)	$—	$1,287,047	$—	$—	$2,524,554
2024	$1,737,603	$1,989,559	$—	$3,358,320	$—	$—	$7,085,481
2023	$1,160,658	$522,974	$—	$1,629,216	$—	$—	$3,312,848
2022	$1,065,968	$(357,456)	$1,759	$1,161,759	$(286,647)	$1,329	$1,586,711
2021	$1,157,309	$703,308	$2,304	$2,596,656	$—	$—	$4,459,577

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. LeMaitre, who has served as our CEO in each of the covered years) in the “Total” column of the Summary Compensation Table in each applicable year. For each of the reported years, the names of each of the NEOs (excluding Mr. LeMaitre) included for purposes of calculating the average amounts in each applicable year are David B. Roberts, Joseph P. Pellegrino, and Trent G. Kamke and for 2025 only, Dorian P. LeBlanc.
(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” (“CAP”) to the NEOs as a group (excluding Mr. LeMaitre), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. LeMaitre) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the average compensation for the NEOs as a group (excluding Mr. LeMaitre) for each year to determine the compensation actually paid:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards(x)	Average Equity Award Adjustments(y)	Average Compensation Actually Paid to Non-PEO NEOs
2025	$911,587	$(421,250)	$549,273	$1,039,609
2024	$1,106,355	$(530,000)	$2,269,173	$2,845,528
2023	$956,474	$(408,333)	$1,132,330	$1,680,471
2022	$876,242	$(408,333)	$516,666	$984,574
2021	$905,073	$(408,333)	$1,207,728	$1,704,467

(x)
Represents the grant date fair value of equity-based awards granted each year as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year. Because we do not maintain a pension in which any NEO participates, no adjustments from the SCT total related to pension value are needed to calculate “compensation actually paid” in accordance with Item 402(v) of Regulation S-K.
(y)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2025	$398,295	$(173,816)	$4,586	$320,208	$—	$—	$549,273
2024	$460,451	$697,979	$—	$1,110,744	$—	$—	$2,269,173
2023	$430,777	$178,470	$—	$523,083	$—	$—	$1,132,330
2022	$395,661	$(108,829)	$6,860	$328,914	$(106,362)	$422	$516,666
2021	$429,021	$198,028	$384	$580,295	$—	$—	$1,207,728

(5)
Company total shareholder return (“TSR”) is calculated to show the cumulative stockholder return on our common stock during the covered period, including reinvestment of dividends.
(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: iShares US Medical Devices ETF Index (Ticker: IHI).
(7)
The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.
(8)
The dollar amounts reported represent the amount of income from operations reflected in our audited financial statements for the applicable year.

Financial Performance Measures

As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation program reflects a variable pay-for-performance philosophy. The most important financial performance measures we used to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to our performance are as follows:

•
Net sales;
•
Income from operations; and
•
Net income.

Analysis of the Information Presented in the Pay Versus Performance Table

While we utilize several performance measures to align executive compensation with our performance, not all these measures are presented in the above Pay Versus Performance Table. Moreover, we generally seek to incentivize long-term performance and therefore do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.

Compensation Actually Paid Versus Total Shareholder Return

As shown in the chart below, the PEO and other NEOs’ compensation actually paid (“CAP”) amounts are aligned with the Company’s TSR. This is partly due to the Company’s use of equity incentives, which are tied directly to stock price in addition to the Company’s financial performance.

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Company TSR
(value of initial $100 investment)
$260
$240
$220
$200
$180
$160
$140
$120
$100
$125
$116
$144
$236
$210
2021
2022
2023
2024
2025
PEO
Average for Non-PEO NEOs
TSR

Compensation Actually Paid Versus Net Income

As shown in the chart below, there is some correlation between the Company’s net income and the PEO and other NEOs’ CAP each year.

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
Net Income (millions)
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$26.9
$20.6
$30.1
$44.0
$57.7
2021
2022
2023
2024
2025
PEO
Average for Non-PEO NEOs
Net Income

Compensation Actually Paid Versus Company-Selected Measure

The chart below compares the PEO and other NEOs’ CAP to our Company Selected Measure (“CSM”), income from operations, which indicates there is a relationship between this CSM and CAP.

Compensation Actually Paid vs. Income from Operations
Compensation Actually Paid
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Income from Operations (millions)
$75.0
$65.0
$55.0
$45.0
$35.0
$25.0
$15.0
$36.4
$26.8
$36.7
$52.3
$67.9
2021
2022
2023
2024
2025
PEO
Average for Non-PEO NEOs
Income from Operations

Total Shareholder Return: Company Versus Peer Group

As shown in the chart below, the Company's 5-year cumulative TSR is greater than the companies included in our Peer Group, the iShares US Medical Devices ETF Index (Ticker: IHI).

Company TSR vs. Peer Group TSR
TSR
(value of initial $100 investment)
$255
$235
$215
$195
$175
$155
$135
$115
$95
2020
2021
2022
2023
2024
2025
$100
$121
$116
$144
$236
$210
$100
$125
$97
$100
$109
$116
Company Cumulative TSR
iShares US Medical Devices ETF Index

*$100 invested on 12/31/20 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

The information contained above under the heading “Pay Versus Performance” shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has a written policy that any transaction that would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the SEC with a “related person” must be reviewed and approved or ratified by the Audit Committee and/or the Board of Directors, excluding any director interested in such transaction.

Except as disclosed elsewhere in this Proxy Statement, there were no such transactions with any directors, executive officers, holders of more than 5% of our voting securities, or any member of the immediate family of the foregoing persons, since January 1, 2025.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the SEC to furnish us with copies of all such filings.

To the Company’s knowledge, based on its review of the copies of such reports furnished to the Company and certain written representations made by directors and executive officers that no other reports were required during the year ended December 31, 2025 (or prior fiscal years), all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with during fiscal 2025 with the exception of Form 4s that were not timely filed for each of Bridget Ross and John Roush in respect of a filing obligation arising on August 8, 2025.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight members. Our Charter divides the Board of Directors into three classes. George W. LeMaitre, David B. Roberts and Martha Shadan constitute Class I directors with a term ending at the 2028 annual meeting; Bridget A. Ross and John A. Roush constitute Class II directors with a term ending at the 2026 annual meeting; and Lawrence J. Jasinski, John J. O’Connor, and Joseph P. Pellegrino, Jr. constitute Class III directors with a term ending at the 2027 annual meeting. One class is elected each year for a term of three years. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

On April 8, 2026, Ms. Ross notified the Board of her intent not to stand for re-election as a Class II director of the Company at the Annual Meeting. In order to rebalance the Board classes upon the expiration of Ms. Ross’s current term, the Board nominated David B. Roberts to stand for election as a Class II director at the Annual Meeting. In connection with such nomination, Mr. Roberts notified the Board of his intent to resign as a Class I director at the conclusion of the Annual Meeting, contingent upon his election as a Class II director at such meeting. Effective immediately following the election of Class II directors at the Annual Meeting, the size of the board will be reduced and consist of seven directors. Assuming Mr. Roberts’s election as a Class II director, at the conclusion of the Annual Meeting, the Board will have two Class I directors, two Class II directors, and three Class III directors.

Accordingly, the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated David B. Roberts and John A. Roush and recommended that each be elected to the Board of Directors as a Class II director, to hold office until the annual meeting of stockholders to be held in the year 2029 and until their respective successor has been duly elected and qualified or until their earlier death, resignation, or removal. Each nominee is currently serving as a director.

The Board of Directors knows of no reason why any of the nominees would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for these nominees.

This Proposal 1 relates solely to the election of two Class II directors nominated by the Board and does not include any other matters relating to the election of directors, including, without limitation, the election of directors nominated by any of our stockholders.

The Board expects the nominees will be available for election. If a nominee declines or is unable to act as a director, your proxy may be voted for any substitute nominee proposed by the Board or the size of the Board may be reduced. In accordance with our By-Laws, directors are elected by a plurality of the votes properly cast on the election of directors.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF

DAVID B. ROBERTS AND JOHN A. ROUSH

PROPOSAL 2

ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act we are asking our stockholders to vote on an advisory basis to approve the compensation paid to our Named Executive Officers, as such compensation is disclosed in this Proxy Statement under the heading “Compensation of Executive Officers and Directors - Compensation Discussion and Analysis.” As discussed in that section, we have designed our compensation programs for our Named Executive Officers in a way we believe enables the Company to attract, retain, and motivate the key individuals who have the skills and experience to drive our success and build long-term value for our stockholders. We encourage you to review the section of this Proxy Statement entitled “Compensation of Executive Officers and Directors.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement.

This vote is advisory and is not binding on our Board of Directors, any Board committee, or the Company. Stockholders are being asked to vote on the following advisory resolution:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as such compensation is disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in this Proxy Statement, is hereby APPROVED.

Although the vote is non-binding, our Board of Directors and the Compensation Committee will consider the results of this vote in connection with their periodic reviews of the Company’s compensation arrangements and programs for the Company’s Named Executive Officers.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and properly voted for or against the matter at the Annual Meeting.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, ON AN ADVISORY BASIS, BY VOTING “FOR” PROPOSAL 2

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected the firm of Grant Thornton LLP, an independent registered public accounting firm, to serve as our independent certified public accountants for the year ending December 31, 2026. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to stockholders for ratification. If the selection of Grant Thornton LLP is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at our 2027 Annual Meeting of Stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received at our principal executive offices not later than December 18, 2026. Any such proposal must comply with the rules and regulations of the SEC.

Our By-Laws establish an advance notice procedure with regard to proposals that stockholders otherwise desire to introduce at the annual meeting without inclusion in our proxy statement for that meeting. Written notice of such stockholder proposals for our 2027 Annual Meeting of Stockholders—other than one that will be included in our Proxy Statement— must be received by our Corporate Secretary at our principal executive offices not earlier than the close of business on February 2, 2027, nor later than the close of business on March 4, 2027, in order to be considered timely. However, if our 2027 Annual Meeting of Stockholders is scheduled to take place before May 3, 2027, or after August 1, 2027, in order to be timely, our Secretary must receive notice by the stockholder at our principal executive offices no later than (a) the 90th day prior to the scheduled date of our 2027 Annual Meeting of Stockholders or (b) the 10th day following the day on which public announcement of the date of our 2027 Annual Meeting of Stockholders is first made by us.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.

Any proposal to be considered for inclusion at the 2027 Annual Meeting of Stockholders must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such action and further must be proper matters for stockholder action. You are also advised to review our By-Laws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

INCORPORATION BY REFERENCE

The sections of this Proxy Statement entitled “Corporate Governance-Insider Trading Policies and Procedures,” “Audit Committee Report,” “Compensation Committee Report,” and “Pay Versus Performance” do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate such section by reference therein.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are LeMaitre stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. You may also direct your written request to LeMaitre Vascular, Inc., 63 Second Avenue, Burlington, Massachusetts 01803, Attention: Corporate Secretary, or contact the Corporate Secretary at (781) 221-2266.

OTHER MATTERS

Our Board of Directors knows of no other matters to be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on June 1, 2026. Online Go to investorvote.com/LMAT or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at investorvote.com/LMAT Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — Our Board of Directors recommends that stockholders vote FOR all nominees in Proposal 1 and FOR Proposals 2 and 3. 1. Election of Directors: For Withhold For Withhold 01 - David B. Roberts 02 - John A. Roush 2. To approve, by a non-binding, advisory vote, the 2025 compensation paid to our named executive officers. For Against Abstain For Against Abstain 3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 04A0EB

Admission Ticket LeMaitre Vascular, Inc. 2026 Annual Meeting of Stockholders June 2, 2026, 10:00 a.m. EDT LeMaitre Vascular, Inc., 32 Third Avenue, Burlington, Massachusetts 01803 Upon arrival, please present this admission ticket and photo identification at the registration desk. If your shares are held in street name, you must also bring a letter or account statement showing that you were the beneficial owner of the shares as of April 6, 2026. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 2, 2026. The proxy statement, the notice of the annual meeting and our 2025 Annual Report to stockholders are available at investorvote.com/LMAT. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — LeMaitre Vascular, Inc. Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 2, 2026 George W. LeMaitre and Dorian P. LeBlanc, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of LeMaitre Vascular, Inc. to be held on June 2, 2026 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR David B. Roberts and FOR John A. Roush, FOR item 2 to approve, by a non-binding, advisory vote, the 2025 compensation paid to our named executive officers, and FOR item 3 to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.